Third Quarter 2022 Financial Results Diodes Incorporated (DIOD) November 7, 2022 Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2022, we expect revenue to be approximately $494 million plus or minus 3 percent; we expect GAAP gross margin to be 41.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 21.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $4.0 million; we expect our income tax rate to be 19.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 46.5 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 7, 2022 titled, “Diodes Incorporated Reports Record Third Quarter Fiscal 2022 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets DIOD Stock Symbol 63 Years in business 30 Consecutive years of profitability 32 Number of locations worldwide ~9000 Number of employees 58Bn Number of units shipped in 2021 >29K Number of products >50K Number of customers >50 Number of distributors 1.98Bn 12 month TIM revenue as of Sept. 2022

Record Third Quarter 2022 Financials Revenue - a record $521.3 million; increasing 10.6% year-over and 4.1% sequentially GAAP gross profit - a record $217.8 million; increasing 20.2% year-over-year and 5.5% sequentially GAAP gross profit margin - a record 41.8%; increasing 340bp year-over-year and 60bp sequentially GAAP net income – a record $86.4 million, or $1.88 per diluted share, improving 25.3% year-over-year and a 7.4% increase sequentially Non-GAAP net income - a record $92.2 million, or $2.00 per diluted share, improving 36.1% year-over-year and 5.3% sequentially EBITDA  $141.9 million, or 27.2% of revenue Cash flow from operations of $132.2 million Free cash flow of $62.4 million, including $69.8 of capital expenditures Net cash flow of $78.3 million

Delivering Shareholder Value 5th consecutive quarter of record gross margin, improving 340bp YoY to 41.8%; the 3rd consecutive quarter above target model of 40% 3Q’22 represented 7th consecutive quarter of record adjusted EPS and revenue despite COVID-related lockdowns and power outages in certain regions of China for part of the quarter Achieved record revenue in the Automotive and Industrial markets Automotive and Industrial totaled 44% of product revenue, above 41% for the 2nd consecutive quarter and exceeding 2025 target of 40% Automotive, revenue increased 48% YoY and 17% QoQ

Targeted Market Segment Distribution Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls, and IIoT Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones, 5G networks, advanced protocols, and charging solutions Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (44% for 3Q2022) (56% for 3Q2022)

Expanding Profitability Growth Q1+ Q2+ Q3 Track record of Continued Outperformance Annual Revenue CAGR: 14% (2005 - 2021) Gross Profit CAGR: 15% (2005 - 2021) ($ in millions) ($ in millions) * Revenue/Gross Margin for 2022 are based on Q1-Q3 results and Q4 guidance provided on November 7, 2022 Q1+ Q2+ Q3 Q1 + Q2 + Q3 Q4 Q4

Consistent Quarterly Performance

Driving Significant Earnings Leverage +11% Non-GAAP EPS +36% Revenue ($ Millions)

On-Track to Achieve Longer Term Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025 Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B by 2025

Revenue Profile for Third Quarter 2022 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Europe Americas 18% 15% 23% 28% 16% 71% 29% 73% 15% 12%

Income Statement – Third Quarter 2022 Record Performance ($ in millions, except per share amounts) 3Q21 2Q22 3Q22 Net sales 471.4 501.0 521.3 Gross profit (GAAP) 181.2 206.5 217.8 Gross profit margin % (GAAP) 38.4% 41.2% 41.8% Net income (GAAP) 80.2 80.2 86.4 Net income (non-GAAP) 68.4 86.9 92.2 Diluted EPS (non-GAAP) 1.50 1.90 2.00 Cash flow from operations 98.9 85.0 132.2 EBITDA (non-GAAP) 114.5 130.6 141.9

Balance Sheet ($ in millions) Dec 31, 2020 Dec 31, 2021 Sept 30, 2022 Cash 327 373 393 Inventory 307 349 375 Current Assets 1,024 1,188 1,277 Total Assets 1,980 2,194 2,363 Total Debt 451 301 296 Total Liabilities 963 892 900 Total Equity 1,016 1,303 1,463

Revenue to be ~$494 million, +/- 3.0% In-line with typical seasonality GAAP gross margin of 41.0%, +/- 1% on a consolidated basis Non-GAAP operating expenses 21% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$4.0 million Income tax rate to be 19%, +/- 3% Shares used to calculate diluted EPS approximately $46.5 million Amortization of acquisitions-related intangible assets of $3.2 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on November 7, 2022 Fourth Quarter 2022 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging

Reconciliation of Net Income to Adjusted Net Income For the three months ended September 30, 2022: (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP net income was approximately $8.1 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.18 per share.

GAAP to Non-GAAP Reconciliation Operating Expenses Other Income (Expense) Income Tax Provision Net Income Per-GAAP $ 239,232 Diluted earnings per share (Per-GAAP) 5.21 Adjustments to reconcile net income to non-GAAP net income: Amortization of acquisition-related intangible assets 11,780 (721) 11,059 Acquisition-related costs 607 (127) 480 Insurance recovery for manufacturing facility (3,594) 719 (2,875) Gain on sale of manufacturing facilities 413 (62) 351 Non-cash mark-to-market investment adjustments 15,960 (3,386) 12,574 Non-GAAP $ 260,821 Diluted shares used in computing earnings per share 45,938 Non-GAAP diluted earnings per share $ 5.68 Note: Included in GAAP and non-GAAP net income was approximately $21.1 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.46 per share. For the nine months ended September 30, 2022: (in thousands, except per share data) (unaudited)